Principal Funds, Inc.
Supplement dated September 16, 2016
to the Statutory Prospectus dated March 29, 2016
(as supplemented on May 31, 2016, June 17, 2016, and July 29, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUNDS
Add the following two paragraphs before the Cash Management Program:
Principal may provide investment advisory services, on a temporary basis, for a portion of the Diversified Real Asset Fund by managing one or more portfolios that seek to track the performance of an index related to a particular sector or asset class. Portfolios that are based on an equity index will typically utilize a “replication” method to purchase all the securities in the index, in the approximate proportions as the index. Portfolios that are based on a fixed income index will typically utilize a “sampling” method to purchase a subset of securities in the index that seeks to construct a portfolio of securities with similar risk, return, and other characteristics as the index.
Principal provides these investment advisory services through a portfolio manager who functions as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager has access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager also has access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

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